EXHIBIT 99

The unaudited pro forma consolidated financial statements of FRP Holdings, Inc. ("FRP") that follow have been derived from FRP's historical consolidated financial statements and are being presented to give effect to the separation of Patriot Transportation Holding, Inc. into an independent, publicly traded company as if the separation had occurred on the first day of the periods presented. The separation occurred on January 30, 2015. The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what FRP's actual financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of FRP's future financial position and results of operations.


                      FRP HOLDINGS, INC AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Assets
Current assets:
 Cash and cash
  equivalents             $       895   $         -                $     895
 Cash held in escrow               26             0                       26
  Accounts receivable
   (net of allowance for
   doubtful accounts of $148)   8,082        (7,282)                     800
  Deferred income taxes             0             0          107         107
  Discontinued Operation
   - Spin-off
  Inventory of parts
   and supplies                   888          (888)                       0
  Prepaid tires on equipment    2,063        (2,063)                       0
  Prepaid taxes and licenses    1,677          (559)                   1,118
  Prepaid insurance               632          (518)                     114
  Prepaid expenses, other          81           (76)                       5
  Real estate held for sale,
   at cost                      4,609                                  4,609
                          ------------------------------------------------------
  Total current assets         18,953       (11,386)         107       7,674
                          ------------------------------------------------------

Property and equipment, at cost:
 Land                         104,478        (2,660)                 101,818
 Buildings                    177,099        (5,525)                 171,574
 Equipment                     93,855       (90,275)                   3,580
                          ------------------------------------------------------
                              375,432       (98,460)           0     276,972
Less accumulated depreciation 125,715       (56,184)                  69,531
                          ------------------------------------------------------
                              249,717       (42,276)           0     207,441

Real estate held for investment,
  at cost                       7,304             0                    7,304
Investment in joint ventures   18,640             0                   18,640
Goodwill                        3,431        (3,431)                       0
Intangibles, net                4,773        (3,704)                   1,069
Other assets, net               9,592           (32)                   9,560
                          ------------------------------------------------------
Total assets              $   312,410   $   (60,829)   $     107   $ 251,688
                          ======================================================

Liabilities and Equity:
Current liabilities:
 Accounts payable         $     5,367   $    (3,069)               $   2,298
 Bank overdraft                   408          (408)                       0
 Federal and state taxes payable  309          (119)                     190
 Discontinued Operation
   - Spin-off
 Deferred income taxes            239          (346)         107           0
 Accrued payroll and benefits   3,950        (3,716)                     234
 Accrued insurance              1,100        (1,100)                       0
 Environmental remediation      1,614             0                    1,614
 Accrued liabilities, other     1,251          (302)                     949
 Long-term debt due
   within one year              4,537             0                    4,537
                          ------------------------------------------------------
  Total current liabilities    18,775        (9,060)         107       9,822
                          ------------------------------------------------------

Long-term debt                 56,452        (6,551)                  49,901
Deferred income taxes          23,072        (9,170)                  13,902
Accrued insurance               1,393        (1,393)                       0
Other liabilities               3,093          (831)                   2,262
Commitments and
   contingencies (Note 7) ------------------------------------------------------
   Total liabilities          102,785       (27,005)         107      75,887
                          ------------------------------------------------------
Shareholders equity:
  Common stock issued
   and outstanding                972                                    972
  Capital in excess of par     48,407                                 48,407
  Retained earnings           160,206       (33,771)                 126,435
  Accumulated other
   comprehensive income, net       40           (53)                     (13)
                          ------------------------------------------------------
  Total shareholders'
   equity                     209,625       (33,824)          0      175,801
                          ------------------------------------------------------
Total liabilities and
   shareholders' equity   $   312,410   $   (60,829)   $     107   $ 251,688
                          ======================================================


                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2014
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Revenues:
  Transportation               31,717       (31,717)           0           0
  Mining royalty land           1,344             0            0       1,344
  Developed property rentals    6,958             0            0       6,958
                          ------------------------------------------------------
Total revenues                 40,019       (31,717)           0       8,302

Cost of operations:
  Transportation               29,657       (29,657)           0           0
  Mining royalty land             425             0           36         461
  Developed property rentals    4,521             0           55       4,576
  Unallocated corporate           318          (227)         (91)          0
                          ------------------------------------------------------
Total cost of operations       34,921       (29,884)           0       5,037

Operating profit:
  Transportation                2,060        (2,060)           0           0
  Mining royalty land             919             0          (36)        883
  Developed property rentals    2,437             0          (55)      2,382
  Unallocated corporate          (318)          227           91           0
                          ------------------------------------------------------
Total operating profit          5,098        (1,833)           0       3,265

Gain on termination of
    sale contract                   0             0            0           0
Gain on investment land sold      (17)            0            0         (17)
Interest income and other           0             0            0           0
Equity in loss of joint
    ventures                      (30)            0            0         (30)
Interest expense                 (472)           26            0        (446)
                          ------------------------------------------------------

Income before income taxes      4,579        (1,807)           0       2,772
Provision for income taxes      1,786          (705)           0       1,081
                          ------------------------------------------------------

Net Income                      2,793        (1,102)           0       1,691

Earnings per common share:
  Basic                          0.29                                   0.17
  Diluted                        0.29                                   0.17

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,711                                  9,711
 -diluted earnings per
  common share                  9,771                                  9,771


                      FRP HOLDINGS, INC AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 2013
               (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Revenues:
  Transportation               31,591       (31,591)           0           0
  Mining royalty land           1,268             0            0       1,268
  Developed property rentals    5,961             0            0       5,961
                          ------------------------------------------------------
Total revenues                 38,820       (31,591)           0       7,229

Cost of operations:
  Transportation               30,135       (30,135)           0           0
  Mining royalty land             329             0           54         383
  Developed property rentals    3,878             0           81       3,959
  Unallocated corporate           354          (219)        (135)          0
                          ------------------------------------------------------
Total cost of operations       34,696       (30,354)           0       4,342

Operating profit:
  Transportation                1,456        (1,456)           0           0
  Mining royalty land             939             0          (54)        885
  Developed property rentals    2,083             0          (81)      2,002
  Unallocated corporate          (354)          219          135           0
                          ------------------------------------------------------
Total operating profit          4,124        (1,237)           0       2,887

Gain on termination of
  sale contract                     0             0            0           0
Gain on investment land sold       56             0            0          56
Interest income and other           1             0            0           1
Equity in loss of joint ventures  (32)            0            0         (32)
Interest expense                 (311)           23            0        (288)
                          ------------------------------------------------------

Income before income taxes      3,838        (1,214)           0       2,624
Provision for income taxes      1,497          (474)           0       1,023
                          ------------------------------------------------------

Net income                      2,341          (740)           0       1,601

Earnings per common share:
  Basic                          0.24                                   0.17
  Diluted                        0.24                                   0.17

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,568                                  9,568
 -diluted earnings
  per common share              9,674                                  9,674


                      FRP HOLDINGS, INC AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 2014
                (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Revenues:
  Transportation              129,162      (129,162)           0           0
  Mining royalty land           5,349             0            0       5,349
  Developed property rentals   25,629             0            0      25,629
                          ------------------------------------------------------
Total revenues                160,140      (129,162)           0      30,978

Cost of operations:
  Transportation              122,856      (122,856)           0           0
  Mining royalty land           1,368             0          260       1,628
  Developed property rentals   16,534             0          391      16,925
  Unallocated corporate         1,614          (963)        (651)          0
                          ------------------------------------------------------
Total cost of operations      142,372      (123,819)           0      18,553

Operating profit:
  Transportation                6,306        (6,306)           0           0
  Mining royalty land           3,981             0         (260)      3,721
  Developed property rentals    9,095             0         (391)      8,704
  Unallocated corporate        (1,614)          963          651           0
                          ------------------------------------------------------
Total operating profit         17,768        (5,343)           0      12,425

Gain on termination of
  sale contract                     0             0            0           0
Gain on investment land sold      476             0            0         476
Interest income and other          30            (7)           0          23
Equity in loss of joint ventures (128)            0            0        (128)
Interest expense               (1,475)          109            0      (1,366)
                          ------------------------------------------------------

Income before income taxes     16,671        (5,241)           0      11,430
Provision for income taxes      6,652        (2,044)           0       4,608
                          ------------------------------------------------------

Net income                     10,019        (3,197)           0       6,822

Earnings per common share:
  Basic                          1.04                                   0.71
  Diluted                        1.03                                   0.70

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,629                                  9,629
 -diluted earnings per
  common share                  9,710                                  9,710


                      FRP HOLDINGS, INC AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 2013
                (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Revenues:
  Transportation              112,120      (112,120)           0           0
  Mining royalty land           5,302             0            0       5,302
  Developed property rentals   22,352             0            0      22,352
                          ------------------------------------------------------
Total revenues                139,774      (112,120)           0      27,654

Cost of operations:
  Transportation              102,766      (102,766)           0           0
  Mining royalty land           1,294             0          191       1,485
  Developed property rentals   14,019             0          286      14,305
  Unallocated corporate         1,261          (784)        (477)          0
                          ------------------------------------------------------
Total cost of operations      119,340      (103,550)           0      15,790

Operating profit:
  Transportation                9,354        (9,354)           0           0
  Mining royalty land           4,008             0         (191)      3,817
  Developed property rentals    8,333             0         (286)      8,047
  Unallocated corporate        (1,261)          784          477           0
                          ------------------------------------------------------
Total operating profit         20,434        (8,570)           0      11,864

Gain on termination of
  sale contract                     0             0            0           0
Gain on investment land sold    7,333             0            0       7,333
Interest income and other          38             0            0          38
Equity in loss of joint ventures (63)             0            0         (63)
Interest expense              (2,520)            19            0      (2,501)
                          ------------------------------------------------------

Income before income taxes     25,222        (8,551)           0      16,671
Provision for income taxes      9,837        (3,335)           0       6,502
                          ------------------------------------------------------

Net income                     15,385        (5,216)           0      10,169

Earnings per common share:
  Basic                          1.62                                   1.07
  Diluted                        1.60                                   1.06

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,523                                  9,523
 -diluted earnings per
  common share                  9,605                                  9,605


                      FRP HOLDINGS, INC AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     FOR THE YEAR ENDED SEPTEMBER 30, 2012
                (Dollars in thousands, except per share amounts)
                          Historical    Patriot        Pro         Pro Forma
                          FRP Holdings, Transportation Forma       FRP Holdings,
                          Inc.          Holding, Inc.  Adjustments Inc.
                          ------------------------------------------------------
Revenues:
  Transportation              103,476      (103,476)           0           0
  Mining royalty land           4,483             0            0       4,483
  Developed property rentals   19,555             0            0      19,555
                          ------------------------------------------------------
Total revenues                127,514      (103,476)           0      24,038

Cost of operations:
  Transportation               96,000       (96,000)           0           0
  Mining royalty land           1,252             0          140       1,392
  Developed property rentals   15,070             0          211      15,281
  Unallocated corporate         1,091          (740)        (351)          0
                          ------------------------------------------------------
Total cost of operations      113,413       (96,740)           0      16,673

Operating profit:
  Transportation                7,476        (7,476)           0           0
  Mining royalty land           3,231             0         (140)      3,091
  Developed property rentals    4,485             0         (211)      4,274
  Unallocated corporate        (1,091)          740          351           0
                          ------------------------------------------------------
Total operating profit         14,101        (6,736)           0       7,365

Gain on termination of
  sale contract                 1,039             0            0       1,039
Gain on investment land sold        0             0            0           0
Interest income and other          26             0            0          26
Equity in loss of joint ventures   (8)            0            0          (8)
Interest expense               (2,638)           27            0      (2,611)
                          ------------------------------------------------------

Income before income taxes     12,520        (6,709)           0       5,811
Provision for income taxes      4,809        (2,617)           0       2,192
                          ------------------------------------------------------

Net income                      7,808        (4,189)           0       3,619

Earnings per common share:
  Basic                          0.83                                   0.39
  Diluted                        0.82                                   0.38

Number of weighted average shares
(in thousands) used in computing:
 -basic earnings per
  common share                  9,360                                  9,360
 -diluted earnings per
  common share                  9,474                                  9,474
